Exhibit 99.1

THIRD SUPPLEMENTAL INDENTURE

BETWEEN

HEALTH MANAGEMENT ASSOCIATES, INC., AS ISSUER

AND

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE

DATED AS OF JUNE 30, 2006

TO

INDENTURE

DATED AS OF JULY 29, 2003

1.50% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2023

i

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”) is made as of the 30th day of June, 2006, between Health Management Associates, Inc. (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”).

WHEREAS, the Company and Wachovia Bank, National Association (as predecessor-in-interest to the Trustee) heretofore executed and delivered an Indenture, dated as of July 29, 2003, as supplemented by a First Supplemental Indenture dated as of November 24, 2004 and a Second Supplemental Indenture dated as of November 30, 2004 (as so supplemented, the “Original Indenture” and, as further supplemented by this Third Supplemental Indenture, the “Indenture”); and

WHEREAS, Section 9.01(4) and 9.01(6) of the Original Indenture provide that the Company and the Trustee may amend the Indenture, without the consent of any Holders, to make any change that does not adversely affect in any material respect the rights of any Holder, or to add to the Company’s obligations under the Indenture for the protection of the Holders, or to surrender any right, power or option conferred by the Indenture on the Company; and

WHEREAS, the Company and the Trustee desire to amend the Original Indenture to add to the Company’s obligations thereunder, by providing for the payment by the Company to the Holders of a semi-annual payment, to be effective from and after the Effective Date (as hereinafter defined), and to make conforming changes to the Indenture to reflect such additional payment; and

WHEREAS, the Company and the Trustee desire to further amend the Original Indenture to surrender a right conferred by the Indenture on the Company, by providing that the Company’s right to repurchase Securities may not be exercised prior to August 5, 2010; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Third Supplemental Indenture and to make this Third Supplemental Indenture valid and binding have been complied with or have been done or performed;

NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Original Indenture which, absent this Third Supplemental Indenture, might operate to limit such action, the Company and the Trustee agree as follows for the equal and ratable benefit of the Holders:

ARTICLE 1

DEFINITIONS

Section 1.01 General. For all purposes of the Original Indenture and this Third Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(a) The words “herein”, “hereof” and “hereunder” and other words of similar import refer to the Original Indenture and this Third Supplemental Indenture as a whole and not to any particular Article, Section or Subdivision; and

(b) Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Indenture.

ARTICLE 2

AMENDMENTS

Section 2.01 Non-Put Payment.

(a) A new Section 4.09 shall be added to the Indenture to read in its entirety as follows:

4.09 Non-Put Payment.

(a) Without limiting any other payment required hereby or pursuant to the terms of the Securities, the Company shall make payments (a “Non-Put Payment” or “Non-Put Payments”) in an amount equal to 2.875% per annum on the principal sum of each Security, using a 360-day year composed of twelve 30-day months, which shall accrue from August 1, 2006, or the most recent date to which Non-Put Payments have been paid or duly provided for. The Company will pay Non-Put Payments semi-annually in arrears on February 1 and August 1 of each year (each, a “Non-Put Payment Date”), in United States currency, beginning on February 1, 2007, to Holders of record as of the immediately preceding January 15 or July 15, as the case may be. Non-Put Payment on any Security that is payable, and is punctually paid or duly provided for on any Non-Put Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such Non-Put Payment at the office or agency of the Company maintained for such purpose. Each installment of Non-Put Payment on any Security shall be paid in same-day funds by transfer to an account maintained by the payee located inside the United States. In the case of a permanent Global Security, any Non-Put Payment payable on any Non-Put Payment Date will be paid to the Depositary, with respect to that portion of such permanent Global Security held for its account by Cede & Co. for the purpose of permitting such party to credit the amounts received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the Non-Put Payment in respect of the Securities held by such Holder, on or after the respective Non-Put Payment Date shall not be impaired or affected adversely without the consent of such Holder.

(b) Except as otherwise specified with respect to the Securities, any Non-Put Payment on any Security that is payable on, but is not punctually paid or duly provided for within 30 days following, any Non-Put Payment Date (herein called “Defaulted Non-Put Payment”, which amount shall bear interest at the same rate as Defaulted Interest) , shall forthwith cease to be payable to the registered Holder thereof on the relevant Non-Put Payment Date by virtue of having been such Holder, and such Defaulted Non-Put Payment may be paid by the Company, as its election in each case, as provided in clause (1) or (2) below:

(1) The Company may elect to make payment of any Defaulted Non-Put Payment to the persons in whose names the Securities are registered at the close of business on a Special Record Date for the payment of such Defaulted Non-Put Payment, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Non-Put Payment proposed to be paid on each Security and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Non-Put Payment or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Non-Put Payment as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Non-Put Payment which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Non-Put Payment and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at his address as it appears on the list of Securityholders maintained pursuant to Section 2.05 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Non-Put Payment and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Non-Put Payment shall be paid to the persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

(2) The Company may make payment of any Defaulted Non-Put Payment on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section and Section 2.06, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to Non-Put Payments accrued and unpaid, and to accrue, which were carried by such other Security.

(b) The existing references in the Original Indenture to “interest” (but not references to “contingent interest”) in each of the following sections are hereby amended to instead refer in each case to “interest and Non-Put Payment”: the definition of “Stated Maturity” included in Section 1.01; Section 2.08; Section 2.11; Section 3.03(j); Section 3.08(a); Section 3.09(a); Section 3.10(d)(ix); the initial paragraph of Section 4.01; Section 6.01(1); Section 6.01(7); Section 6.02; Section 6.03; Section 6.09; Section 6.09(a); Section 6.10; the initial reference to “interest” in Section 6.12; Section 7.15; Section 11.02; the last sentence of Section 11.13; the final reference to “interest in Section 12.02(1); Section 12.03(a); Section 12.06; and Section 13.08.

(c) The definition of “Redemption Price” or “redemption price” set forth in Section 1.01 of the Indenture is hereby amended to read in its entirety as follows:

“Redemption Price or “redemption price” shall have the meaning set forth in paragraph 5 of the Securities and shall, subject to Section 4.09(d), include any accrued but unpaid Non-Put Payment on the Securities.

(d) The definition of “Regular Record Date” set forth in Section 1.01 of the Indenture is hereby amended to read in its entirety as follows:

“Regular Record Date” means, with respect to the interest or Non-Put Payment payable on any Interest Payment Date or Non-Put Payment Date, the close of business on July 15 or January 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date or Non-Put Payment Date.

(e) The definition of “Special Record Date” set forth in Section 1.01 of the Indenture is hereby amended to read in its entirety as follows:

“Special Record Date” means for the payment of any Defaulted Non-Put Payment or Defaulted Interest, the date fixed by the Trustee pursuant to Section 4.09(b)(1) or 10.01(c)(1), respectively.

(f) Section 4.07(vi) of the Indenture is hereby amended to read in its entirety as follows:

(vi) For the period from and after August 1, 2006, the Company has determined that the comparable yield, as defined in U.S. Treasury Regulation section 1.1275-4(b)(4)(i), for the Securities is 7.70%, compounded semiannually;

Section 2.02 Change to Company Right of Redemption.

(a) A new sentence shall be added at the conclusion of the first paragraph of Section 3.01, to read in its entirety as follows:

“Notwithstanding any contrary provision of this Indenture or paragraph 5 of the Securities, the Securities are not redeemable at the option of the Company pursuant to this Section 3.01 prior to August 5, 2010.”

Section 2.03 Additional Defined Terms. Section 1.2 of the Indenture is hereby amended to include the following additional defined terms and section references:

Term	Defined in Section
Defaulted Non-Put Payment	4.09(b)
Non-Put Payment	4.09(a)
Non-Put Payment Date	4.09(a)

ARTICLE 3

MISCELLANEOUS

Section 3.01 Effectiveness. This Third Supplemental Indenture shall become effective automatically and without further action on June 30, 2006 (the “Effective Date”). Upon the Effective Date, the Original Indenture shall be supplemented in accordance herewith, and this Third Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holders heretofore or hereafter authenticated and delivered under the Original Indenture shall be bound hereby.

Section 3.02 Original Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Original Indenture shall remain in full force and effect.

Section 3.03 Original Indenture and Third Supplemental Indenture Construed Together. This Third Supplemental Indenture is an indenture supplemental to the Original Indenture, and the Original Indenture and this Third Supplemental Indenture shall henceforth be read and construed together. From and after the effectiveness of this Third Supplemental Indenture, all references to the Indenture in the Original Indenture and the Securities shall refer to the Original Indenture as supplemented hereby.

Section 3.04 Confirmation and Preservation of Indenture. The Original Indenture as supplemented by this Third Supplemental Indenture is in all respects confirmed and preserved.

Section 3.05 Conflict with Trust Indenture Act. If any provision of this Third Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act of 1939, as amended (the “ Trust Indenture Act ”), that is required under the Trust Indenture Act to be part of and govern any provision of this Third Supplemental Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Third Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of the Trust Indenture Act shall be deemed to apply to the Original Indenture as so modified or to be excluded by this Third Supplemental Indenture, as the case may be.

Section 3.06 Severability. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.07 Headings. The Article and Section headings of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Second Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.08 Benefits of Supplemental Indenture, etc. Nothing in this Third Supplemental Indenture or the Securities, express or implied, shall give to any person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Third Supplemental Indenture or the Securities.

Section 3.09 Successors. All agreements of the Company in this Third Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Third Supplemental Indenture shall bind its successors.

Section 3.10 Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee shall not be liable or responsible for the validity or sufficiency of this Third Supplemental Indenture or the due authorization of this Third Supplemental Indenture by the Company.

Section 3.11 Certain Duties and Responsibilities of the Trustee. In entering into this Third Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Original Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 3.12 Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS THIRD SUPPLEMENTAL INDENTURE.

Section 3.13 Counterpart Originals. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.14 Further Assurances. The Company will, upon request by the Trustee or as necessary, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the purposes of this Third Supplemental Indenture.

IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Third Supplemental Indenture on behalf of the respective parties hereto as of the date first above written.

Health Management Associates, Inc.

/s/ Robert E. Farnham
By:	Robert E. Farnham
Its:	Sr. V. Pres. – Finance

U.S. Bank National Association

/s/ Michael C. Daly
By:	Michael C. Daly
Its:	Authorized Agent